UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23264

Investment Company Act file number

Altaba Inc.

(Exact name of registrant as specified in charter)

P.O. Box 278

Commack, New York 11725

(Address of principal executive offices) (Zip code)

Alexi A. Wellman

Altaba Inc.

P.O. Box 278

Commack, New York 11725

(Name and address of agent for service)

(646) 679-2000

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

Annual Report

December 31, 2022

ALTABA INC.

ALTABA INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2022

($ in thousands, except per share amounts)

ASSETS
Unaffiliated investments at fair value (cost $1,581,580)	$1,580,994
Dividend receivable	114
Interest receivable	208
Income tax receivable	672,731
Other assets	2,603

Total assets	$2,256,650

LIABILITIES
Deferred and other tax liabilities	$9,347
Payable to directors, officers and employees	13,221
Payable to advisor	74
Other liabilities	7,427

Total liabilities	$30,069

Net assets	$2,226,581

Net assets consist of:
Total distributable earnings, net of deferred taxes	$2,226,581

Total net assets	$2,226,581

Shares outstanding	519,511,366
NAV per share	$4.29

Shares outstanding rollforward:
Shares outstanding at December 31, 2021 and 2022	519,511,366

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2022

($ in thousands)

Description:				Shares	Fair Value $
Unaffiliated Investments:
Common Shares — 0.0%
Internet Software & Services — 0.0%
SeatGeek, Inc. (1)(2)				47	254
Total Common Shares (Cost — $9)				47	254

		Rate % (3)	Final Maturity (4)	Shares	Fair Value $
Money Market Funds — 1.60%
BlackRock Liquidity Funds T-Fund — Institutional Class (6)		4.03		6,464	6,464
Federated Hermes Government Obligations Fund — Premier Class		4.15		28,633	28,633
Total Money Market Investments (Cost — $35,097)				35,097	35,097

	Rate Type	Rate % (5)	Final Maturity	Principal $	Fair Value $
Fixed Income Securities
Short Term
U.S. Government Debt (6) — 69.4%
United States Treasury	Zero Coupon	1.03	1/3/2023	300,000	299,975
United States Treasury	Zero Coupon	1.63	1/5/2023	50,000	49,989
United States Treasury	Zero Coupon	2.81	1/10/2023	28,500	28,478
United States Treasury	Zero Coupon	3.64	1/31/2023	554,750	553,042
United States Treasury	Zero Coupon	3.51	2/2/2023	147,750	147,283
United States Treasury	Zero Coupon	4.13	3/2/2023	75,000	74,485
United States Treasury	Fixed	4.23	4/6/2023	75,000	74,176
United States Treasury	Fixed	4.51	5/4/2023	136,200	134,144
United States Treasury	Fixed	4.60	6/1/2023	90,000	88,309
United States Treasury	Fixed	4.69	5/15/2023	20,000	19,666
United States Treasury	Fixed	4.74	7/15/2023	20,000	19,512
United States Treasury	Fixed	4.35	3/15/2023	36,900	36,612
United States Treasury	Fixed	4.92	1/15/2023	20,000	19,972
Total U.S. Government Debt (Cost — $1,546,474)				1,554,100	1,545,643

Total Short Term Fixed Income Securities (Cost — $1,546,474) — 69.4%				1,554,100	1,545,643
Total Unaffiliated Investments (Cost — $1,581,580)					1,580,994
Total Investments — 71.0%					1,580,994
Other Liabilities/Other Assets — 29.0%					645,587

Net Assets Applicable to Common Shares — 100.0%					$2,226,581

(1)	Non-income producing securities.

(2)	Fair-value investment. Represents fair value measured in good faith under procedures approved by the Board of Directors.

(3)	Presented rate represents the Money Market Fund’s average 7-day % yield as of December 31, 2022.

(4)	Money Market Funds do not have a set maturity date.

(5)	For zero coupon bonds, the rate presented is yield as of December 31, 2022.

(6)	A portion of this security has been deposited into a separate Altaba U.S. Bank account in connection with the Fund’s agreement with the IRS.

At December 31, 2022, the tax basis cost of the Fund’s investments was $1,581,580 and the unrealized depreciation was $586.

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period From January 1, 2022 through December 31, 2022

($ in thousands)

INVESTMENT INCOME:
Dividend income	$2,387
Interest income	21,453
Other income	27

Total investment income	23,867

EXPENSES:
Professional fees	4,044
Directors, officers and employees compensation and benefits	3,670
General and administrative costs	2,050
Outside administrative fees	211
Other expenses	974
Non-income tax benefit	26

Total expenses	10,975

Net investment income, before current and deferred taxes	12,892
Current and deferred income tax benefit	1,109

Net investment income	$14,001

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Unaffiliated investments, before current and deferred taxes	$326
Current and deferred income tax expense	(68)

Net realized gain	$258

Net change in unrealized appreciation (depreciation):
Unaffiliated investments and foreign currency translation, before current and deferred taxes	$(726)
Current and deferred income tax benefit	174

Net change in unrealized appreciation (depreciation):	$(552)

Net realized and unrealized gain (loss) on investments	$(294)

Net increase in net assets resulting from operations	$13,707

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

($ in thousands)

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss), net of current and deferred taxes	$14,001	$(69,105)
Net realized gain (loss) on investments, net of current and deferred taxes	258	59
Net change in unrealized appreciation (depreciation) on investments, net of current and deferred taxes	(552)	(177)

Net increase (decrease) in net assets resulting from operations	13,707	(69,223)

LIQUIDATING DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Liquidating distributions from distributable earnings (Note 11)	(1,257,218)	(4,514,554)

Net decrease in net assets from liquidating distributions	(1,257,218)	(4,514,554)

Net increase (decrease) in net assets	(1,243,511)	(4,583,777)
NET ASSETS:
Beginning of period	3,470,092	8,053,869

End of period	$2,226,581	$3,470,092

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
Net asset value — beginning of period	$6.68	$15.50	$23.21	$61.95		$75.75

Income (loss) from investment operations:
Net investment income (loss)(1)	0.03	(0.13)	0.47	1.42		0.37
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.15	11.10		(11.07)

Total income (loss) from investment operations	0.03	(0.13)	0.62	12.52		(10.70)

Less liquidating distribution:
Liquidating distributions from net realized gains (Note 11)	(2.42)	(8.69)	(8.33)	(51.50)		—

Total liquidating distributions	(2.42)	(8.69)	(8.33)	(51.50)		—

Accretive (dilutive) impact from capital activity	—	—	—	0.24		(3.10)

Net increase (decrease) in net asset value	(2.39)	(8.82)	(7.71)	(38.74)		(13.80)

Net asset value — end of period	$4.29	$6.68	$15.50	$23.21		$61.95

Per common share market value — end of period	N/A	N/A	N/A	N/A		$57.94

Total return based on net asset value(2)	0.87%	(0.57)%	2.56%	36.36%		(18.22)%
Total return based on market value(2)	N/A	N/A	N/A	23.31	% (6)	(17.05)%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,226,581	$3,470,092	$8,053,869	$12,059,874		$35,156,075
Ratio of expenses to average net assets including current and deferred income taxes(3)	0.33%	1.04%	(1.35)%	4.14%		(5.83)%
Ratio of expenses to average net assets excluding current and deferred income taxes(3)	0.37%	0.61%	0.22%	0.46%		0.63%
Ratio of net investment income (loss) including current and deferred income taxes to average net assets(4)	0.47%	(0.99)%	1.99%	2.34%		0.46%
Ratio of net investment income (loss) excluding current and deferred income taxes to average net assets(4)	0.43%	(0.57)%	0.43%	0.78%		(0.06)%
Portfolio turnover rate(5)	0.00%	0.00%	0.00%	0.35%		0.55%

See Notes to Consolidated Financial Statements.

(1)	Calculated by using weighted average shares method.

(2)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions, if any. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Total return based on market value does not reflect sales load.

(3)

For the year ended December 31, 2022, the Fund accrued $1,215 in current and deferred income benefit. For the year ended December 31, 2021, the Fund accrued $29,400 in current and deferred income taxes. For the year ended December 31, 2020, the Fund accrued $194,131 in current and deferred income benefit. For the year ended December 31, 2019, the Fund accrued $1,180,785 in current and deferred income taxes. For the year ended December 31, 2018, the Fund accrued $3,763,567 in current and deferred income tax benefit.

(4)

For the year ended December 31, 2022, the Fund accrued $1,109 in current and deferred income tax benefit applicable to net investment income. For the year ended December 31, 2021, the Fund accrued $29,424 in current and deferred income tax expense applicable to net investment income. For the year ended December 31, 2020, the Fund accrued $193,680 in current and deferred income tax benefit applicable to net investment income. For the year ended December 31, 2019, the Fund accrued $500,325 in current and deferred income tax benefit applicable to net investment income. For the year ended December 31, 2018, the Fund accrued $302,327 in current and deferred income tax benefit applicable to net investment income

(5)	Not annualized.

(6)	For the period from January 1, 2019 through October 4, 2019 (date of delisting).

See Notes to Consolidated Financial Statements.

ALTABA INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2022

Note 1    Organization and Investment Objective

Organization

Altaba Inc. (“Altaba” or the “Fund”) is an independent closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is organized as a Delaware corporation.

Plan of Liquidation and Dissolution

In seeking to achieve its investment objective of returning capital to stockholders, the Fund’s Board of Directors (the “Board”) unanimously approved and adopted a Plan of Complete Liquidation and Dissolution (the “Plan of Liquidation and Dissolution”) on April 2, 2019 and recommended that the Fund’s stockholders approve the Plan of Liquidation and Dissolution. Stockholders of the Fund approved the Plan of Liquidation and Dissolution at a special meeting of stockholders held on June 27, 2019 (the “Special Meeting”). The Fund made a pre-dissolution liquidating distribution of $51.50 in cash per share of its common stock on September 23, 2019, to stockholders of record as of September 16, 2019.

On October 4, 2019, the Fund filed a certificate of dissolution (the “Certificate of Dissolution”) with the Secretary of State of the State of Delaware. The Certificate of Dissolution, which became effective at 4:00 p.m. Eastern Time on October 4, 2019 (the “Effective Time”), provided for the dissolution of the Fund under the General Corporation Law of the State of Delaware (the “DGCL”). In connection with the Plan of Liquidation and Dissolution, effective as of the Effective Time, the Fund closed its stock transfer books and discontinued recording transfers of its common stock, $0.001 par value per share (the “Shares”). Record holders of Shares are no longer able to transfer record ownership of their Shares on the Fund’s stock transfer books, other than transfers by will, intestate succession or operation of law. The Shares also ceased to be traded on The NASDAQ Global Select Market (“Nasdaq”).

On May 28, 2020, in furtherance of the Plan of Liquidation and Dissolution, the Fund filed with the Court of Chancery of the State of Delaware (the “Chancery Court”) a verified petition (the “Petition”) for determinations pursuant to Section 280 of the DGCL (In re Altaba, Case No. 2020-0413-JTL (Del. Ch. Ct.)) (the “Delaware Proceeding”).

Following the commencement of the Delaware Proceeding, the Fund resolved many of the disputed claims for which security was being sought by the applicable claimant. On August 18, 2020, the Fund and the U.S. Department of Justice (the “DOJ”), on behalf of the Internal Revenue Service (the “IRS”), filed a joint motion with the Delaware District Court (the “Joint Motion”), pursuant to which the Fund agreed to retain as security for the claims of the IRS an aggregate amount of $1.76 billion, subject to agreed-upon mechanisms for the release of this security as portions of the IRS claims are resolved over time (the “Agreed Security Amount”).

On August 18, 2020, as requested by the Fund in the Petition, the Chancery Court entered an order barring claims from potential claimants who received notice of the Fund’s dissolution and did not submit a claim by the claims deadline. For further information, please refer to the full text of the Petition.

On October 19, 2020, the Chancery Court entered an order (the “Interim Order”) authorizing the Fund to make an interim distribution of certain excess assets.

The Chancery Court held a hearing from April 20 to 22, 2021 to hear evidence regarding the amount and form of security that should be retained by the Fund as security for the remaining disputed claims in the Delaware Proceeding. On May 24, 2021, the Chancery Court entered an order determining the amount of security for certain undisputed claims (“Post-Trial Order”).

The Chancery Court held another hearing in Altaba’s Delaware Proceedings on July 20, 2021. On July 20, 2021, after the Chancery Court hearing on that date, the Chancery Court entered an order (the “Partial Final Order”) authorizing the Fund to make a partial final distribution of certain excess assets.

On October 8, 2021, the Chancery Court issued an order (the “Verizon Order”) determining the amount of security for Verizon Communications Inc.’s (“Verizon”) potential indemnification claim regarding the Federal consumer class action.

On April 18, 2022, the Chancery Court issued an opinion determining that amount of security for the putative class claim asserted by Emily Larocque (defined below as the “Larocque Action”). The Fund filed a motion for reargument on April 25, 2022.

On June 23, 2022, the Chancery Court issued a final order (the “Droplets Order”) determining the amount of security for the claim asserted by Droplets, Inc., and authorized the Fund to make a distribution of certain excess assets.

On January 20, 2023, the Chancery Court issued a final order in the Delaware proceeding, which determined the amount of security for the Larocque Action and authorized the Fund to make a distribution of certain excess assets (together with the Joint Motion, the Interim Order, the Post-Trial Order, the Partial Final Order, the Verizon Order and the Droplets Order, collectively (the “Court Orders”)).

Any amounts proposed or determined to be held as security for claims against the Fund in the Petition or the Court Orders, or any such amounts actually held as security by the Fund, have not been, and will not be, calculated in accordance with, or by reference to, U.S. GAAP and do not, and will not, reflect any change in the Fund’s current position with respect to its liabilities and reserves from an accounting perspective. For the Court Orders, the Fund may have agreed with a claimant to set aside an amount as security that exceeds the amount the Fund believes it will ultimately owe such claimant, in order to allow more efficient distribution of excess funds pending final resolution of the liability. Furthermore, under the Court Orders, for claims for which a security amount was not separately negotiated, the amounts held as security have been calculated by the Chancery Court to ensure that the Fund has sufficient assets to comply with its obligations to retain adequate security pursuant to the dissolution procedures under Section 280 of the DGCL, which is generally a more conservative standard than the determination required by U.S. GAAP.

Below is a summary of post-dissolution liquidating distributions made during 2020, 2021, and 2022:

Board Approval Date	Per Share Amount	Aggregate Amount	Date Paid
October 23, 2020	$8.33	$4,327,529,678	November 2, 2020
July 23, 2021	7.48	3,885,945,017	August 5, 2021
August 19, 2021	0.54	280,536,137	September 1, 2021
December 20, 2021	0.67	348,072,615	December 30, 2021
March 7, 2022	0.24	124,682,727	March 15, 2022
May 27, 2022	0.75	389,633,524	June 7, 2022
July 20, 2022	1.43	742,901,253	July 29, 2022

The Fund currently expects to deregister as an investment company under the 1940 Act after the Fund has distributed substantially all of its assets.

The Fund’s activities are limited to winding up its business affairs in accordance with the Plan of Liquidation and Dissolution and the Court Orders. Pursuant to the Plan of Liquidation and Dissolution, the Fund has sold, distributed or otherwise disposed of substantially all of its remaining non-cash assets in order to maximize value for the Fund’s stockholders and creditors. The Fund intends to return all of its cash, net of its obligations and expenses, to stockholders through liquidating distributions and in accordance with any applicable Court Orders. The timing, amount and method of any return of capital will be determined by the Board, subject to any applicable Court Orders. There can be no assurance as to the timing or amount of any additional distributions that the Fund may make.

The approval of the Plan of Liquidation and Dissolution by the requisite vote of the stockholders granted full and complete authority to the Board and officers, without the need for further stockholder action, to proceed with the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and Dissolution in accordance with any applicable provision of Delaware law. Accordingly, the Board may, in order to seek to maximize value for the Fund’s stockholders and creditors, authorize actions in implementing the Plan of Liquidation and Dissolution, including the timing of any distributions to stockholders, without further stockholder approval.

Investments are generally held in cash, money market funds and fixed income securities (the “Marketable Debt Securities Portfolio”) until returned to stockholders or used to satisfy the Fund’s obligations. The Fund may hold all or any portion of its assets, including cash, for an indefinite period of time.

The Fund does not currently anticipate making new investments other than for ordinary course cash management purposes or to protect or enhance the value of the Fund’s assets.

Note 2    Consolidation

At and for the year ended December 31, 2022, Altaba Holdings Hong Kong Limited (“Altaba HK”), a wholly owned subsidiary of the Fund, no longer engages in any business or operations, and owns no assets.

Altaba HK MC Limited (“Altaba HK MC”) is a wholly owned subsidiary of Altaba HK. Altaba HK MC was a special purpose entity formed for the sole purpose of acting as the borrower under the Fund’s margin loan agreement, which was repaid in April 2019. Altaba HK MC no longer engages in any business or operations, and owns no assets.

Note 3    Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund. These policies are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and valuations reflected in the consolidated financial statements may differ from the value the Fund ultimately realizes. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates.

Securities Valuation

The Fund’s investments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The following describes the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis.

•

Fixed income securities — The fair value of this investment class is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers and market price quotations (when observable). Most corporate debt securities, commercial paper and certificates of deposit are priced based on transaction prices, quotations, or similar observable inputs. U.S. government debt securities are valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Fixed income securities are categorized in Level 2.

•	Money market funds are valued at their respective publicly available net asset value. Money market funds are categorized in Level 1.

•	Private placement investment — The Fund utilizes information from management along with transaction information to determine the fair value. The private placement investment is categorized in Level 3.

The Board has adopted methods for valuing securities, including in circumstances in which market quotes are not readily available, and will generally delegate authority to management of the Fund to apply those methods in making fair value determinations, subject to Board oversight. Fund management will administer, implement, and oversee the valuation process, and will make fair value decisions. Fund management will review changes in fair value measurements from period to period and may, as deemed appropriate, obtain approval from the Board to change the valuation guidelines to better reflect the results of comparisons of fair value determinations with actual trade prices and address new or evolving issues. The Board and Audit Committee will periodically review reports that describe fair value determinations and methods.

Federal Income Taxes

The Fund is currently not treated as a “regulated investment company” under the Internal Revenue Code (the “Code”). Instead, the Fund is currently treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, unlike most registered investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income and taxable gains.

Deferred income taxes are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. Significant judgment will be required in evaluating the Fund’s uncertain tax positions and determining its provision for income taxes. The Fund establishes liabilities for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These liabilities are established when the Fund believes that certain positions might be challenged despite its belief that its tax return positions are in accordance with applicable tax laws. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made.

Foreign Currency

Expenses denominated in foreign currencies have been translated into U.S. dollars at the exchange rate on the trade date.

Leases

Leases are classified as either operating leases or finance leases. Whether a lease is classified as an operating lease or a finance lease, the Fund must record a right-of-use asset and a lease liability for all leases at the commencement date of the lease, other than for leases with an initial term of 12 months or less. Right-of-use assets and lease liabilities are reported in other assets and other liabilities, respectively, on the consolidated statement of assets and liabilities. A lease liability is initially and subsequently reported at the present value of the outstanding lease payments determined by discounting those lease payments over the remaining lease term using the incremental borrowing rate of the legal entity entering into the lease as of the commencement date. A right-of-use asset is initially reported at the present value of the corresponding lease liability plus any prepaid lease payments and initial direct costs of entering into the lease, and reduced by any lease incentives. Subsequently, a right-of-use asset is reported at the present value of the lease liability adjusted for any prepaid or accrued lease payments, remaining balances of any lease incentives received, unamortized initial direct costs of entering into the lease and any impairments of the right-of-use asset. The Fund tests for possible impairments of right-of-use assets annually or more frequently whenever events or changes in circumstances indicate that the carrying value of a right-of-use asset may exceed its fair value. If the carrying value of the right-of-use asset exceeds its fair value, then the carrying value of the right-of-use asset is reduced to its fair value. Subsequent to an impairment, the carrying value of the right-of-use asset is amortized on a straight-line basis over the remaining lease term.

Other

The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Realized gains and losses from security transactions are determined using the specific identification method.

Fund expenses are accrued in the period to which they relate based on estimates performed by management and adjustments are made when actual amounts are known.

Note 4    Fair Value Measurements

Hierarchy of Fair Value Inputs

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The fair values of the Fund’s Level 1 financial assets and liabilities are based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The fair values of the Fund’s Level 2 financial assets and liabilities are obtained using quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices (e.g., interest rates and yield curves). The Fund utilizes a pricing service to assist in obtaining fair value pricing for the Marketable Debt Securities Portfolio.

The following table reflects the valuation level used in the consolidated schedule of investments as of December 31, 2022 for the Fund’s assets (in thousands):

	Level 1	Level 2	Level 3	Total
Unaffiliated investments:
Common shares	$—	$—	$254	$254
Money market funds	35,097	—	—	35,097
Fixed income securities:
U.S. government debt	—	1,545,643	—	1,545,643

Total financial assets at fair value	$35,097	$1,545,643	$254	$1,580,994

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

	Assets
	Total Investments	Unaffiliated Investments
Balance as of January 1, 2022	$185	$185
Purchases	—	—
Sales	—	—
Change in unrealized appreciation (depreciation)	69	69
Realized gain (loss)	—	—
Transfers out of Level 3	—	—

Balance as of December 31, 2022	$254	$254

The change in unrealized appreciation (depreciation) attributable to assets owned on December 31, 2022, which were valued using significant unobservable inputs (Level 3) amounted to $69 thousand.

Type of investment	Fair Value at December 31, 2022 (in thousands)	Valuation Technique	Unobservable Inputs
Unaffiliated investments — common shares	$254	Market Approach	Price per share	$5.35

Note 5    Contingencies

Legal Contingencies

General

The Fund has been regularly involved in claims, suits, government investigations, and proceedings arising from the ordinary course of the Fund’s business, including actions with respect to intellectual property claims, privacy, consumer protection, information security, data protection or law enforcement matters, commercial claims, stockholder derivative actions, purported class action lawsuits, and other matters. Except as otherwise specifically described in this Note 5, during the year ended December 31, 2022 the Fund has not: (i) recorded any accrual for loss contingencies associated with the legal proceedings described in such Note 5; (ii) determined that an unfavorable outcome is probable; or (iii) determined that the amount or range of any possible loss is reasonably estimable. The ultimate outcome of legal proceedings involves judgments, estimates and inherent uncertainties, and cannot be predicted with certainty. The Fund will continue to evaluate information as it becomes known and will record an accrual for estimated losses at the time or times it is determined that a loss is both probable and reasonably estimable.

In the event of a determination adverse to the Fund, its subsidiary, directors, or officers in these matters, the Fund may incur substantial monetary liability, which could have a material adverse effect on the Fund’s financial position or results of operations. The Fund may also incur substantial legal fees, which are expensed as incurred, in defending against these claims.

From time to time the Fund may enter into confidential discussions regarding the potential settlement of pending proceedings, claims or litigation. There are a variety of factors that influence the Fund’s decisions to settle and the amount (if any) the Fund may choose to pay, including the strength of its case, developments in the litigation, the behavior of other interested parties, the demand on management time and the possible distraction of the Fund’s employees associated with the case and/or the possibility that the Fund may be subject to an injunction or other equitable remedy. In light of the numerous factors that go into a settlement decision, it is difficult to predict whether any particular settlement is possible, the appropriate terms of a settlement or the opportune time to settle a matter. The settlement of any pending litigation or other proceedings could require the Fund to make substantial settlement payments and result in the Fund incurring substantial costs.

Security Incidents Contingencies

On September 22, 2016, the Fund disclosed that a copy of certain user account information for approximately 500 million user accounts was stolen from the Fund’s network in late 2014 (the “2014 Security Incident”). On December 14, 2016, the Fund disclosed that, based on its outside forensic expert’s analysis of data files provided to the Fund in November 2016 by law enforcement, the Fund believes an unauthorized third party stole data associated with more than one billion user accounts in August 2013 (the “2013 Security Incident”). Verizon subsequently disclosed that the 2013 Security Incident involved over three billion user accounts. In November and December 2016, the Fund disclosed that based on an investigation by its outside forensic experts, it believes an unauthorized third party accessed the Fund’s proprietary code to learn how to forge certain cookies. The outside forensic experts have identified approximately 32 million user accounts for which they believe forged cookies were used or taken in 2015 and 2016 (the “Cookie Forging Activity”). The 2013 Security Incident, the 2014 Security Incident, and the Cookie Forging Activity are collectively referred to herein as the “Security Incidents.” The total cumulative amount accrued and paid related to the Security Incidents was $154 million.

Numerous putative consumer class action lawsuits were filed against the Fund in U.S. federal and state courts, and in foreign courts, relating to the Security Incidents, including the following: (1) In Re: Yahoo! Inc. Customer Data Security Breach Litigation, U.S. District Court for the Northern District of California Case No. 5:16-md-02752-LHK (“Federal consumer class action”); (2) Yahoo! Inc. Private Information Disclosure Cases, Superior Court of California, County of Orange Case No. JCCP 4895 (“California consumer class action”); (3) Demers v. Yahoo! Inc., et al., Province of Quebec, District of Montreal Superior Court Case Nos. 500-06-000841-177 and 500-06-000842-175; (4) Gill v. Yahoo! Canada Co., et al., Supreme Court of British Columbia, Vancouver Registry Case No. S-168873; (5) Karasik v. Yahoo! Inc., et al., Ontario Superior Court of Justice Case No. CV-16-566248-00CP (“Karasik”); (6) Larocque v. Yahoo! Inc., et al., Court of Queen’s Bench for Saskatchewan Case No. QBG 1242 of 2017; (“Larocque action”) (7) Lahav v. Yahoo! Inc., Tel Aviv-Jaffa District Court Case No. 61020-09-16 (“Lahav”); and (8) Reinzilber v. Yahoo! Inc., Tel Aviv-Jaffa District Court Case No. 7406-08-17 (“Reinzilber”). Plaintiffs, who purport to represent various classes of users, generally claim to have been harmed by the Fund’s alleged actions and/or omissions in connection with the Security Incidents and assert a variety of common law and statutory claims seeking monetary damages or other related relief. In October 2018, the Fund announced that it had reached an agreement with plaintiffs’ counsel to resolve all pending claims in the federal and California consumer class actions. On December 3, 2018, the Tel Aviv-Jaffa District Court granted plaintiffs’ counsel petition to dismiss the Lahav and Reinzilber actions, in view of the proposed settlement of the federal consumer class action. On January 28, 2019, the Court in the federal consumer class action denied the plaintiff’s motion for preliminary approval of the proposed settlement. On April 8, 2019, the parties filed a revised settlement agreement and renewed motion for preliminary approval. On July 20, 2019, the Court granted preliminary approval. On July 22, 2020, the Court granted final approval and entered judgment. Several class members have filed appeals or intervened in the appeal to object to the settlement. On June 27, 2022, the appellate court issued an opinion affirming the federal consumer class action settlement. On July 19, 2022, the appellate court issued a mandate to close the case.

The Fund has also reached an agreement with plaintiffs in the Karasik action with the aim of resolving pending claims in the Canadian consumer class action cases. The Ontario Superior Court of Justice has approved the settlement. The settlement is also subject to a condition that the Larocque action be permanently stayed as a class action or dismissed. Defendants filed a motion before the King’s Bench for Saskatchewan to permanently stay the Larocque action. On May 25, 2022, the King’s Bench for Saskatchewan granted the motion to permanently stay the Larocque action. Plaintiff in the Larocque action has appealed and a hearing on the appeal occurred on November 29, 2022. The appeal remains pending.

Additional lawsuits and claims related to the Security Incidents may be asserted by or on behalf of users, partners, or others seeking damages or other related relief.

On June 13, 2017, Yahoo! Inc. (“Yahoo”) completed the sale of its operating business to Verizon (the “Sale Transaction”). Following the consummation of the Sale Transaction, pursuant to the transaction agreement with Verizon, the Fund continues to be responsible for 50 percent of certain post-closing cash liabilities under consumer class action cases related to the Security Incidents.

Note 6    Defined Contribution Plan

Altaba maintains a 401(k) plan for its full-time employees. The 401(k) plan allows employees of Altaba to contribute up to the Internal Revenue Code prescribed maximum amount. Employees may elect to contribute from 1 percent to 100 percent of their annual eligible pretax compensation to the 401(k) plan. Altaba matches employee contributions 100 percent up to 6 percent of eligible pretax compensation deferred. Both employee and employer contributions vest immediately upon contributions. For the year ended December 31, 2022, Altaba’s contributions to the 401(k) plan amounted to approximately $55 thousand.

Note 7    Long-Term Incentive Plan

Long-Term Deferred Compensation Incentive Plan

The Altaba Inc. Long-Term Deferred Compensation Incentive Plan (the “Plan”), was originally adopted by the Fund’s stockholders at its 2017 annual meeting of stockholders, to attract, retain and appropriately incentivize the Fund’s executive officers and other key employees by providing them with grants of incentive cash awards and to align the interests of the non-employee members of the Board with stockholders by providing the independent directors with the opportunity to defer director fees into a deferral account under the Plan, in each case, as determined by the Compensation Committee pursuant to the terms of the Plan. No further amounts are payable under the executive and key employee portion of the Plan.

Each independent director who was designated as a participant by the Compensation Committee under the Plan was required to defer a portion of not less than 50% and up to 100% of his or her director fees payable in cash for services rendered by such director during the period following his or her deferral election. The amount of director fees so deferred has been credited to the participant’s deferral account under the Plan as of the regularly scheduled payment date of such fees, and the participant is fully vested in his or her deferral account.

As adopted originally, the Plan calculated incentive award payouts based on the change in the Fund’s trading discount (measured based on the publicly traded share price of the shares) relative to the pre-tax value of the Fund’s net assets, as adjusted to eliminate any impact from share price movements of Alibaba Shares, against a baseline level, as per the individual award agreements, with resulting payout multipliers established by the Fund’s Compensation Committee. The Compensation Committee recommended and the Board adopted an amendment to the Plan (as amended, the “Amended Plan”) that became automatically effective as of the date the Shares ceased to be listed on Nasdaq. Under the Amended Plan, changes in the Fund’s trading discount are determined by reference to the per Share net asset value of the Fund, as determined in accordance with U.S. GAAP and with certain adjustments consistent with the Plan as originally adopted, in lieu of the publicly traded share price of the shares. The Amended Plan was further amended to provide that independent director deferrals and related interest would cease as of June 30, 2021 and to provide that the deferral accounts of independent directors will remain subject to the terms described above.

As of December 31, 2022, pursuant to the Amended Plan, these deferral accounts had a collective value of $12 million included on the Consolidated Statement of Assets and Liabilities line item “Payable to directors, officers and employees,” and the accounts will be distributed when directors separate from service. Other than distribution, no further adjustments will be made to the deferral accounts.

Note 8    Income Taxes

The Fund is not treated as a “regulated investment company” under the Code. Instead, the Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income and taxable gains.

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of deferred income tax assets and liabilities as of December 31, 2022 are as follows (in thousands):

Deferred income tax assets:
Net operating loss and tax credits carryforwards	$12,097
State tax deductions	2,000
Other deferred tax assets	2,879

Total deferred income tax assets	16,976
Valuation allowance	(15,708)

Net deferred income tax assets	1,268
Deferred income tax liabilities:
Other deferred tax liabilities	(283)
Deferred income tax liabilities	(283)

Net deferred income tax assets (liabilities)	$985

At December 31, 2022, the Fund’s federal and California net operating loss carryforwards for income tax purposes were approximately $50.5 million and $21.5 million, respectively. The federal and California net operating loss carryforwards are subject to various limitations under Section 382 of the Internal Revenue Code and applicable state tax law. If not utilized, the federal and California net operating loss carryforwards will begin to expire in 2023.

As of December 31, 2022, the Fund had a valuation allowance of $15.7 million against its deferred tax assets, which represents future tax deductible amounts for which the Fund does not believe are more likely than not to be realized.

Pursuant to the transaction agreement with Verizon, Altaba is obligated to indemnify Oath Holdings, Inc. (formerly known as “Yahoo Holdings, Inc.”) for future utilization of certain deferred tax assets. As of December 31, 2022, the Fund had a $4.5 million indemnification liability to Oath Holdings, Inc.

The provision (benefit) for income taxes is composed of the following as of December 31, 2022 (in thousands):

Current:
United States federal	$6,562
State	(6,792)

Total current provision (benefit) for income taxes	(230)

Deferred:
United States federal	(950)
State	(35)

Total deferred provision (benefit) for income taxes	(985)

Total provision (benefit) for income taxes	$(1,215)

The income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 21% to the Fund’s net investment income and realized and unrealized gains (losses) on investments before taxes for the year ended December 31, 2022 were as follows (in thousands):

Income tax at the U.S. federal statutory rate of 21 percent	$2,623	21.00%
State income taxes, net of federal benefit	(4,805)	(38.46)%
FIN 48 accrual/release	295	2.37%
Change in valuation allowance	(4,320)	(34.59)%
Chang in indemnification	4,883	39.09%
Other	109	0.86%

Provision (benefit) for income taxes	$(1,215)	(9.73)%

The Fund recorded an increase of its gross unrecognized tax benefits of approximately $5 million during the year ended December 31, 2022. The increase was primarily due to the accrual of additional federal tax reserves.

The total amount of gross unrecognized tax benefits was $165 million as of December 31, 2022, of which up to $158 million would affect Altaba’s effective tax rate if realized. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

Unrecognized tax benefits balance at January 1, 2022	$160,293
Gross increase for tax positions of prior years	7,180
Gross decrease for tax positions of prior years	(2,102)

Unrecognized tax benefits balance at December 31, 2022	$165,371

The balances are recorded on the Fund’s consolidated statement of assets and liabilities as of December 31, 2022 as follows (in thousands):

Total unrecognized tax benefits balance	$165,371
Amounts netted against related deferred tax assets	—

Unrecognized tax benefits recorded on consolidated statement of assets and liabilities	$165,371

As primary obligor, Altaba is generally responsible for all U.S. federal, state and local uncertain tax benefits through the date of the Sale Transaction and, as such, the uncertain tax benefits are recorded in other liabilities on the consolidated statement of assets and liabilities. Pursuant to the transaction agreement with Verizon, Oath Holdings, Inc. is obligated to indemnify the Fund for certain pre-acquisition tax liabilities.

Altaba recognizes interest and/or penalties related to uncertain tax positions in income tax expense. To the extent accrued interest and penalties do not ultimately become payable, amounts accrued will be reduced and reflected as a reduction of the overall income tax provision in the period that such determination is made. The amount of accrued interest and penalties recorded on the consolidated statement of assets and liabilities as of December 31, 2022 was approximately $10.5 million of which $645 thousand is indemnified by Oath Holdings, Inc. pursuant to the transaction agreement with Verizon, whereby Oath Holdings, Inc. is obligated to indemnify the Fund for certain pre-acquisition tax liabilities.

The Fund is in various stages of examination in connection with its taxes in U.S. federal, state and local jurisdictions.

In June 2021, the Fund received the final Revenue Agent’s Report (“RAR”) from the IRS for the 2016 and 2017 tax years, which resulted in additional taxes of approximately $17.7 million and estimated interest of approximately $2.8 million. The RAR reflected the previously disclosed IRS draft Notice of Proposed Adjustment (“NOPA”) reflecting proposed increases in the associated tax liability of approximately $78.5 million for the 2017 tax year. The Fund paid $20.5 million of this amount during the year ended December 31, 2021 and has filed an amended return requesting a full refund of the $20.5 million. The Fund expects this will result in administrative settlement discussions with the IRS Independent Office of Appeals (“IRS Appeals”). If the Fund is unable to resolve the issues relating to this refund claim with IRS Appeals on an acceptable basis, the Fund plans to pursue judicial remedies, which may include filing a complaint in federal district court or the United States Court of Federal Claims.

In October 2021, the Fund received the final RAR from the IRS for the 2018 and 2019 tax years, which resulted in proposed assessments of additional taxes of approximately $549.8 million and estimated penalties of approximately $112.8 million and does not include interest. The RAR reflected all previously disclosed draft NOPAs. In September 2022, at the Fund’s request, the IRS Exam team transferred jurisdiction over the Fund’s 2017, 2018 and 2019 tax years to IRS Appeals. In connection with the appeals process, the Fund and the IRS agreed to extend the statute of limitations for the 2018 and 2019 tax years until November 2023. In November 2022, IRS Appeals identified certain deficiencies in the RAR and other IRS materials. As a result, IRS Appeals returned jurisdiction over the 2017, 2018 and 2019 tax years to the IRS Exam team to correct the deficiencies and permit the Fund to respond to the corrections. The Fund expects to engage in administrative settlement discussions with IRS Appeals. If the Fund is unable to resolve these proposed adjustments with IRS Appeals on an acceptable basis, the Fund plans to pursue judicial remedies, which may include filing a petition for redetermination with the United States Tax Court or similar actions in other courts as appropriate.

On October 12, 2021, the Fund, together with the DOJ, filed with the United States District Court for the District of Delaware (the “Delaware District Court”) a Joint Motion (the “October 12, 2021 Joint Motion”) to treat deposits of funds with the IRS under section 6603 of the Code in the same manner as funds held in the separate account established pursuant to the Delaware District Court’s October 26, 2020 Order approving the Joint Motion described above. Section 6603 of the Code permits a taxpayer to deposit with the IRS amounts that are claimed by the IRS and disputed by the taxpayer in order to cut off the accrual of additional interest and penalties on the amount deposited if it ultimately is determined that such amount is owed to the IRS. On October 14, 2021, the Delaware District Court issued an order (the “Deposit Order”) approving the October 12, 2021 Joint Motion. The Deposit Order permits the Fund to deposit with the IRS funds from its separate custody account in which the Agreed Security Amount is held, and provides that any such deposit will continue to be treated as part of the Agreed Security Amount. Any such transfer of funds to the IRS constitutes a deposit only, and not a payment, and has the effect of stopping the accrual of additional interest on any tax, penalties and interest ultimately agreed upon or sustained up to the amount of the deposit. The Fund may, upon advance notice to the IRS, move the funds deposited with the IRS back to the Fund’s separate custody account in which the Agreed Security Amount is held. Any such deposits of funds with the IRS pursuant to Section 6603 of the Code will not affect the Fund’s ability to reduce the Agreed Security Amount as provided in the Delaware District Court’s October 26, 2020 Order approving the Joint Motion described above, irrespective of whether such funds are held in the separate account maintained by the Fund or have been deposited with the IRS as described above.

During the fourth quarter of 2021, the Fund deposited with the IRS $731 million from the separate custody account in which the Agreed Security Amount is held pursuant to Section 6603 of the Code (the “Deposit”), which represents the full amount of the tax and penalties currently claimed by the IRS for the Fund’s 2018 and 2019 tax years, together with interest thereon through October 2021. The Fund does not agree with the amount claimed by the IRS, and intends to continue to pursue its positions with respect to the underlying tax issues in controversy with the IRS. The Fund therefore believes that the amount of tax, penalties and interest claimed by the IRS is overstated, and by making the Deposit the Fund has not acquiesced in or agreed to the positions of the IRS with respect to the tax issues in controversy. The Fund decided to make the Deposit solely in order to cut off any further interest accrual on the amount of the Deposit (which would accrue at a relatively high rate) if the IRS ultimately were to prevail on the tax issues in controversy. The Fund determined that this course of action was prudent given that the Fund is required to hold the Agreed Security Amount pursuant to the District Court’s October 26, 2020 Order approving the Joint Motion described above in any event and the making of the Deposit cuts off any further potential interest accrual on the Deposit amount. Moreover, if the Fund prevails on some or all of the tax issues in controversy, any portion of the Deposit that is required to be returned to the Fund by the IRS will be paid to the Fund with interest accrued at the rate provided for under the Code. The amount of the Deposit is reflected in the Fund’s financial statements as an offset to existing federal unrecognized tax benefits, including related interest, in the amount of $166 million and an account receivable in the amount of $565 million rather than as an amount included in the Fund’s separate custody account. Based on further developments in the IRS administrative process relating to the Fund’s 2018 and 2019 tax years (and subsequent tax years), the Fund may in the future elect to increase, or decrease, the amount of the Deposit with the IRS.

During the first quarter of 2022, the Fund was notified of an audit by the New York State Department of Taxation for the 2020 tax year. During the third quarter of 2022, the Fund was notified of an audit by the New York City Department of Finance for the 2020 tax year. The Fund’s 2021 tax year remains subject to examination by the California Franchise Tax Board, the New York State Department of Taxation and Finance and the New York City Department of Finance.

Note 9    Agreements and Related Party Transactions

Advisory Agreements

The Fund has retained Morgan Stanley Smith Barney LLC (“Morgan Stanley” or “MSSB” or “External Advisor”) as its external investment advisor to manage 100% of the Marketable Debt Securities Portfolio (“Portfolio”).

The Fund pays Morgan Stanley compensation, quarterly in arrears, at an annual rate of 0.015% based on the average daily market value of the Portfolio.

Administration, Accounting & Custodian

The Fund has engaged U.S. Bancorp Fund Services, LLC (“USBFS”) to serve as the Fund’s administrator and fund accountant. The Fund has engaged U.S. Bank, N.A. (“U.S. Bank”) to serve as the Fund’s custodian. The Fund pays using a tiered fee schedule based on net assets.

Transfer Agent

Computershare Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Note 10    Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, for the year ended December 31, 2022, totaled $0 and $0, respectively. Purchases and sales of U.S. government obligations, excluding short-term securities, for the year ended December 31, 2022, totaled approximately $80 million and $0, respectively.

Note 11    Capital Share Transactions

Common and Preferred Stock

As of December 31, 2022, there were 5 billion shares of $0.001 par value common stock authorized, 519,511,366 shares issued and outstanding.

The Board has the authority under the Fund’s certification of incorporation to issue up to 10 million shares of preferred stock and to determine the price, rights, preferences, privileges, and restrictions, including voting rights, of those shares without any further vote or action by the stockholders, though the Fund currently does not anticipate issuing any preferred stock because it has filed the Certificate of Dissolution.

Liquidating Distributions to Shareholders

The liquidating distributions to shareholders were recorded on the ex-dividend date. Liquidating distributions paid by the Fund are subject to recharacterization for tax purposes. See the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Material U.S. Federal Income Tax Consequences of Liquidation and Dissolution.”

Note 12    Principal Risks

Risks Related to the Plan of Liquidation and Dissolution

The Fund cannot assure stockholders of the timing or amount of any additional post-dissolution liquidating distributions to stockholders under the Plan of Liquidation and Dissolution.

The Fund has in some cases, been required by the Chancery Court to withhold amounts in excess of the amounts that the Fund believes are sufficient to satisfy its potential liabilities with respect to the contested claims and additional claims or contingencies that may arise for which additional amounts must be withheld. Accordingly, stockholders may not receive distributions of these amounts for a substantial period of time. Factors that could impact the aggregate amount of security required to be retained by the Fund, and consequently the amount of the post-dissolution liquidating distributions, include the following:

•	whether any litigation is brought against the Fund or its directors and officers; and

•	whether the Fund is able to receive any final determination with respect to the underlying liabilities.

To the extent that claims for which the Fund has set aside reserves pursuant to any of the Court Orders are resolved or satisfied at amounts less than such reserves, and assuming no need has arisen to establish additional reserves, the Fund would make additional distributions to stockholders of any portion of such reserves that the Board determines is no longer required because the relevant claim or contingency has been resolved or satisfied. However, there may be less funds available than currently anticipated for additional liquidating distributions to the Fund’s stockholders. The precise amount and timing of any additional liquidating distributions to the Fund’s stockholders will depend on and could be delayed or diminished due to many factors, including:

•	whether a claim is resolved for more than the amount of the reserve established for such claim pursuant to the Court Orders;

•	whether the Fund is unable to resolve claims with creditors or other third parties, including potential tax claims, or if such resolutions take longer than expected;

•

whether a creditor or other third party seeks an injunction against the making of additional distributions to stockholders on the basis that the amounts to be distributed are needed to satisfy the Fund’s liabilities or other obligations to the extent not previously reserved for;

•	whether due to new facts and developments, a new claim or contingency, as the Board reasonably determines, requires additional funds to be reserved for its satisfaction; and

•

whether the expenses the Fund incurs in the winding-up process, including expenses of personnel required and other operating expenses (including legal, accounting and other professional fees), necessary to dissolve and liquidate the Fund are more than anticipated.

It is possible that new or existing claimants could bring additional claims against the Fund after the date hereof. To the extent that any such claims are determined to be valid and not barred, then the existence of these claims could have an impact on the amount of funds available for distribution to the Fund’s stockholders, or could affect the timing of any such distributions. For example, if a new claim or contingency were to arise, then the amount and/or timing of any future distributions could be affected. In some cases, potential claims against the Fund may be subject to an extended statute of limitations under the law applicable to the claim (e.g., certain tax claims) or the claim may be made by a party that has either not yet discovered the basis for the claim, or has the right or ability to revisit potential obligations of the Fund on a retroactive basis notwithstanding the passage of time. To the extent any claim is asserted that should be barred under DGCL Section 280, then the Fund intends to vigorously enforce such bar. While the Fund is not presently aware of any circumstances that are expected to give rise to additional claims against the Fund, it is possible that such claims could arise, and in that event the amount and/or timing of future distributions could be adversely affected, and that effect could be material.

Due to these and other factors, the amounts of any additional post-dissolution liquidating distributions may be substantially less than the amounts currently estimated by the Fund.

Liquidating distributions to stockholders could be substantially reduced and/or delayed due to uncertainty regarding the resolution of certain potential tax claims, litigation matters and other unresolved contingent liabilities of the Fund.

Among other liabilities, the Fund’s major known, contingent and potential future liabilities include (i) known and potential U.S. federal, state and local and foreign tax claims, which constitute a significant majority of the Fund’s known, contingent and potential future liabilities, (ii) potential liabilities arising out of the Data Breaches and certain other legal contingencies, and (iii) continuing third-party indemnification obligations.

Whether any additional liquidating distributions can be made to stockholders would depend on whether claims for which the Fund has set aside reserves are resolved or satisfied at amounts less than such reserves and whether a need has arisen to establish additional reserves. The Fund cannot assure stockholders that the Fund’s liabilities can be settled for less than the amounts the Fund has reserved, or that unknown liabilities that have not been accounted for will not arise. As a result, the Fund may continue to hold back funds and delay additional liquidating distributions to stockholders. It is important for the Fund to retain sufficient funds to pay the expenses and liabilities actually owed to the Fund’s creditors, because under Delaware law, if the Fund fails to do so, each stockholder could be held liable for the repayment to creditors, out of the amounts previously received by such stockholder from us or from any liquidating trust or trusts, of such stockholder’s pro rata share of such excess (up to the full amount actually received by such stockholder).

The application of, and any changes in, applicable tax laws, regulations, administrative practices, principles and interpretations may adversely affect the Fund’s assets and the amount and timing of any liquidating distributions to stockholders.

The Fund may be directly or indirectly affected by tax legislation, regulations and administrative practices or the modification of existing tax laws by U.S. or non-U.S. taxing authorities or other governmental bodies. The application of complex tax laws involves numerous uncertainties, and U.S. and non-U.S. taxing authorities may review and challenge tax positions adopted by the Fund. These challenges may result in adjustments to, or impact the timing or amount of, the Fund’s taxable income, deductions, credits or other tax items, which may adversely affect our effective tax rate and tax liability.

On December 22, 2017, the United States enacted tax legislation commonly known as the TCJA, which significantly changed existing U.S. tax law. Among other changes impacting the Fund and its prior investments in Alibaba and Yahoo Japan, the TCJA imposed a one-time deemed repatriation tax on certain accumulated earnings of non-U.S. corporations owned by 10% U.S. shareholders, expanded the constructive ownership rules that are applied for purposes of determining whether a non-U.S. corporation is a “controlled foreign corporation” (“CFC”), and made other significant changes to the CFC rules. These rules are complex and subject to change or differing interpretations, possibly with retroactive effect. In addition, the application of these rules and their consequences to the Fund depend on a number of facts specific to Alibaba, Yahoo Japan, and their respective subsidiaries that are beyond our current knowledge and control. These and other uncertainties resulting from the TCJA could materially affect the Fund’s U.S. tax liabilities with respect to its prior investments in Alibaba and Yahoo Japan.

The treatment of the Fund and its assets, and any transactions involving such assets (including liquidating distributions by the Fund), may raise novel and complex issues under other U.S. federal, state and local and foreign tax laws. Accordingly, the application of the relevant tax laws to the Fund’s assets and any related past or future transactions, including in connection with the Plan of Liquidation and Dissolution, may be uncertain in many respects. There can be no assurance that the Fund’s treatment of such assets and transactions will not be challenged by the IRS or other U.S. or non-U.S. taxing authorities, and any such challenge could adversely affect the Fund’s effective tax rate and tax liability, as well as the amount and timing of any liquidating distributions to stockholders. For additional information about income taxes, see Note 8 — “Income Taxes.”

The Fund will continue to incur expenses that will reduce the amount available for distribution, including expenses of complying with reporting requirements under the 1940 Act following the Effective Time and paying its service providers, including the External Advisor managing its Marketable Debt Securities Portfolio.

As the Fund continues to wind up, the Fund will continue to incur expenses from operations, including severance costs, compensation to employees who are implementing the Plan of Liquidation and Dissolution, compensation to our independent directors, directors’ and officers’ insurance and other insurance premiums, income, payroll and other taxes, legal, accounting, financial advisory and consulting fees and general and administrative expenses (including the fees of the External Advisor for managing our Marketable Debt Securities Portfolio).

The Fund continues to be registered as an investment company under the 1940 Act but we currently expect to deregister as an investment company after the Fund has distributed substantially all of its assets. Accordingly, the Fund will continue complying with the applicable reporting requirements of the 1940 Act even though compliance with such reporting requirements will cause the Fund to incur related expenses. In order to eliminate these expenses, we may seek relief from the SEC from the reporting requirements under the 1940 Act, but no assurances can be given as to when or if such relief will be obtained. If the Fund does not obtain such relief and, in any event, until such time as it obtains such relief, the Fund will continue to incur costs in complying with its reporting requirements as a registered investment company under the 1940 Act.

If the Fund fails to retain sufficient funds to pay the liabilities actually owed to the Fund’s creditors, each stockholder receiving liquidating distributions could be liable for payment to the Fund’s creditors of his, her or its pro rata share of any shortfall, up to the amount actually distributed to each stockholder in connection with the liquidation and dissolution.

Under Delaware law, in the event the Fund fails to retain sufficient funds to pay the expenses and liabilities actually owed to the Fund’s creditors, each stockholder could be held liable for the repayment to those creditors who file unbarred claims before the end of the winding-up period, out of the amounts previously received by such stockholder from us or from any liquidating trust or trusts, of such stockholder’s pro rata share of such excess liability (up to the full amount actually received by such stockholder). Moreover, in the event a stockholder has paid taxes on amounts previously received pursuant to the Plan of Liquidation and Dissolution, a repayment of all or a portion of such amount could result in a stockholder incurring a net tax cost if the stockholder’s repayment of an amount previously distributed does not cause a reduction in taxes payable. There can be no guarantee that the reserves established by the Fund will be adequate to cover all such expenses and liabilities.

Amounts held in the Marketable Debt Securities Portfolio will be subject to market, credit and interest rate risk.

A substantial portion of the Fund’s investment assets is held in the Marketable Debt Securities Portfolio and will continue to be throughout the liquidation and dissolution process. The Fund generally invests excess cash in money market funds and fixed income securities.

Investments in fixed rate and floating rate interest earning instruments carry a degree of interest rate risk. Fixed rate securities may have their fair market value adversely impacted due to a rise in interest rates, while floating rate securities may produce less income than expected if interest rates fall. Such securities also are subject to the risk that the issuer of the security will be unable to pay interest or repay principal on the security when due. Due in part to these factors, the amounts expected to be realized by the Fund in monetizing the Marketable Debt Securities Portfolio may fall short of expectations due to changes in interest rates or the Fund may suffer losses in principal if it sells securities that have declined in market value due to changes in interest rates or changes in credit quality.

We are subject to risks related to inflation.

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation has increased to its highest level in decades. As inflation increases, the real value of distributions we make in the future may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and our investments may not keep pace with inflation, which may result in losses to our shareholders.

The Shares have been delisted from Nasdaq, and the Fund closed its stock transfer books at the Effective Time as required by Delaware law. Accordingly, the Shares held by the Fund’s stockholders after the Effective Time generally are not transferable.

Nasdaq halted trading in the Shares on October 2, 2019. In connection with the filing of a Certificate of Dissolution with the Secretary of State of the State of Delaware, the Fund closed its transfer books as of 4:00 pm Eastern Time on October 4, 2019. As a result, record holders of the Shares generally are prohibited from transferring record ownership of their Shares following the Effective Time (except by will, intestate succession or operation of law). The Shares were delisted from Nasdaq on October 7, 2019. The Depository Trust Company (“DTC”), as a record holder of Shares through its Cede & Co. nominee, maintains records representing the right to receive any post-dissolution liquidating distributions in accordance with Section 4 of the Plan of Liquidation and Dissolution, including any transfers of such rights. Consequently, the Fund expects that any transfers of such rights continue to be tracked by DTC. There is no assurance as to how long a market for interests in the Shares representing the right to receive any post-dissolution liquidating distributions will continue to be maintained or how actively such interests in the Shares will trade. Both trading prices and volumes in any such “over-the-counter” market may be volatile and erratic. To the extent that a stockholder’s Shares were not held by a DTC participant as of the Effective Time, it may be more difficult for such stockholder to transfer such stockholder’s rights to receive any post-dissolution liquidating distributions.

Interests of stockholders in any liquidating trust that the Fund may establish pursuant to the Plan of Liquidation and Dissolution generally will not be transferable and the transfer of the Fund’s assets and liabilities to a liquidating trust could have significant tax consequences to stockholders.

If the Fund establishes a liquidating trust, the interests of the Fund’s stockholders in such trust generally will not be transferable. In addition, the interests in the liquidating trust may not be accepted by commercial lenders as security for loans as readily as more conventional securities with established trading markets. Moreover, when seeking “no action” relief from the SEC in connection with the creation of the liquidating trust, it is possible that the SEC could require us to request that DTC terminate further transfers of the DTC escrow CUSIPs. As previously disclosed, beneficial owners who held the Fund’s stock through DTC now hold the DTC escrow CUSIPs, which currently give these holders the ability to transfer their beneficial ownership interests in the Fund along with the associated right to receive future liquidating distributions. If DTC terminates transfers of the escrow CUSIPs, such action could adversely affect these holders’ ability to realize the value of such interests. Furthermore, given that the Fund’s stockholders will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets distributed to any entity which is treated as a liquidating trust for U.S. federal income tax purposes, the distribution of non-transferable interests could result in tax liability to the stockholders without their being readily able to realize the value of such interest to pay such taxes or otherwise. This means that the stockholders of the Fund could recognize taxable income upon the establishment of the liquidating trust without having received any cash proceeds to satisfy the associated tax obligations.

Stockholders will generally not be able to recognize a loss for U.S. federal income tax purposes until they receive a final distribution from us.

As a result of the Fund’s liquidation and dissolution, for U.S. federal income tax purposes, the Fund’s stockholders will generally recognize gain or loss equal to the difference between (i) the amount of cash and the fair market value (at the time of the distribution) of any other property distributed, less any known liabilities assumed by the stockholder or to which the distributed property is subject, and (ii) such stockholder’s tax basis in the Shares. Liquidating distributions pursuant to the Plan of Liquidation and Dissolution may occur at various times and may be received in more than one tax year. Any loss will generally be recognized only when a stockholder receives the final distribution from the Fund and then only if the aggregate value of all liquidating distributions with respect to a Share is less than the stockholder’s tax basis in the Share. For a general summary of certain material U.S. federal income tax consequences of the Plan of Liquidation and Dissolution, see the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Material U.S. Federal Income Tax Consequences of Liquidation and Dissolution.”

Further stockholder approval will not be required in connection with the implementation of the Plan of Liquidation and Dissolution, including the sale or disposition of all or substantially all of the Fund’s assets as contemplated in the Plan of Liquidation and Dissolution.

The approval of the Plan of Liquidation and Dissolution by the requisite vote of the stockholders granted full and complete authority to the Fund’s Board and officers, without further stockholder action, to proceed with the liquidation and dissolution of the Fund pursuant to Plan of Liquidation and Dissolution in accordance with any applicable provision of Delaware law. Accordingly, the Fund may sell, distribute or otherwise dispose of its remaining assets, including non-cash assets, without further stockholder approval. As a result, the Board may, in order to maximize value for the Fund’s stockholders and creditors, authorize actions in implementing the Plan of Liquidation and Dissolution, including the specific terms and prices for the sales and dispositions of its remaining assets, with which stockholders may not agree.

The Fund will no longer hold annual meetings of stockholders to elect members of the Board, and consequently the Fund’s stockholders will no longer be able to influence management of the Fund through the election of directors.

Under Delaware law, dissolution of the Fund became effective upon the filing of a Certificate of Dissolution on October 4, 2019. Although the Fund’s existence is required to continue for a period of three years from the Effective Time for the purpose of prosecuting and defending suits, winding up the Fund and making distributions to stockholders, the Fund is not permitted to continue to engage in any business. As a result, the Fund will not convene annual meetings of stockholders during the winding-up period. Since the Fund will not hold annual meetings of stockholders to elect members of the Board after the Effective Time, the Fund’s stockholders will not be able to influence management of the Fund through the election of directors.

As noted above, the approval of the Plan of Liquidation and Dissolution by the requisite vote of the stockholders granted full and complete authority to our Board and officers, without further stockholder action, to proceed with the liquidation and dissolution of the Fund pursuant to Plan of Liquidation and Dissolution in accordance with any applicable provision of Delaware law. See “— Further stockholder approval will not be required in connection with the implementation of the Plan of Liquidation and Dissolution, including the sale or disposition of all or substantially all of the Fund’s assets as contemplated in the Plan of Liquidation and Dissolution.”

The tax treatment of liquidating distributions may vary from stockholder to stockholder, and stockholders should consult their own tax advisors.

The Fund has not requested a ruling from the IRS with respect to the anticipated U.S. federal income tax consequences of the Plan of Liquidation and Dissolution. As described in the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Material U.S. Federal Income Tax Consequences of Liquidation and Dissolution,” the Fund intends to accomplish the liquidation and dissolution in a manner that will qualify as a “complete liquidation” of the Fund within the meaning of Section 346(a) of the Code, but there can be no assurance that our efforts to do so will be successful. If any of the anticipated tax consequences of the Plan of Liquidation and Dissolution described in the proxy statement proves to be incorrect, the result could be increased taxation at the corporate and/or stockholder level, thus reducing the benefit to the Fund’s stockholders and the Fund from the liquidation and dissolution. Tax considerations applicable to stockholders may vary with and be contingent upon the particular circumstances of each stockholder. Stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Plan of Liquidation and Dissolution in light of each stockholder’s particular circumstances.

Risks Related to the Fund’s Operations as an Investment Company

The Fund’s revenue sources may be limited.

The Fund’s investment assets are its interests in the Marketable Debt Securities Portfolio. The Fund’s ability to meet its financial obligations and other contractual commitments depends upon its ability to access cash. The Fund’s potential sources of cash include available cash balances, including interest income from the Marketable Debt Securities Portfolio.

For the year ended December 31, 2022, the Marketable Debt Securities Portfolio generated approximately $24 million of income. No assurance can be given that the Marketable Debt Securities Portfolio will produce as much income for the Fund in future periods. In response to global inflationary pressures, many central banks, including the Federal Reserve Bank, began adopting policies in Q1 2022 that were intended to reduce demand and control prices of goods and services. These policies included raising short-term interest rates. As a result of these 2022 increases in short-term rates, the Fund’s Marketable Debt Securities Portfolio generated a higher yield than in 2020 and 2021 and is anticipated to continue to generate a higher yield in 2023. The Fund continues to invest in securities of issuers with high credit quality, including U.S. Treasury bills and notes. There can be no assurance the Federal Reserve Bank will not reduce interest rates or that interest rates will not otherwise fall in the future.

The Fund is not able to generate material amounts of income from other sources. As a result, the Fund could be unable in the future to obtain cash in amounts sufficient to service its financial obligations or meet its other commitments unless it sells the Marketable Debt Securities Portfolio which would cause the Fund to pay taxes on any capital gain that it realized in connection with the sale.

The Fund’s use of service providers means that the Fund is reliant on third parties to perform their obligations.

The Fund relies on service providers for certain functions that are integral to the Fund’s operations and financial performance, including management of its Marketable Debt Securities Portfolio, custody of its assets and transfer agency, and administrative services. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy, or other causes could have a material adverse effect on the Fund’s performance and returns to stockholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to stockholders.

The Fund relies on the competence and continued service of its remaining executive officer, employees and directors to manage the Fund, other than the Marketable Debt Securities Portfolio.

The Fund is internally managed by its executive officer and limited number of remaining employees under the supervision of the Board and does not currently intend to depend on a third-party investment advisor, except that the Fund has hired an External Advisor to manage the Marketable Debt Securities Portfolio. The Fund will incur the operating expenses associated with employing its executive officer and limited number of remaining employees. The Fund depends upon its executive officer for the monitoring of the Fund’s investments, other than the Marketable Debt Securities Portfolio, and for seeking to manage and reduce its liabilities. If the Fund loses the services of its executive officer and limited number of remaining employees, the Fund may not be able to operate its business as expected, which could cause the Fund’s results to suffer. The Fund’s status as a registered investment company may limit its ability to attract and retain highly qualified personnel.

The Fund has hired an External Advisor to manage the Marketable Debt Securities Portfolio.

The Marketable Debt Securities Portfolio is managed by an External Advisor that applies the investment guidelines set by the Fund. There can be no assurances that the Fund’s investment program for the Marketable Debt Securities Portfolio, as implemented by the External Advisor, will be successful. The External Advisor’s investment strategies may not produce the desired results for the Marketable Debt Securities Portfolio. Additionally, the investment guidelines for the Marketable Debt Securities Portfolio may constrain the investment discretion of the External Advisor in a manner that results in the Marketable Debt Securities Portfolio achieving less desirable results than if such investment guidelines were different or did not exist. Moreover, the External Advisor may fail to adhere to the investment guidelines for the Marketable Debt Securities Portfolio, which could result in losses, less desirable results or a greater risk profile for the Marketable Debt Securities Portfolio than the Fund intends. There is no guarantee that the External Advisor will be able to achieve desirable results for the Marketable Debt Securities Portfolio.

By hiring an External Advisor to manage the Marketable Debt Securities Portfolio, the Fund is subject to the risks associated with having third parties exercise discretion over the investment of the Marketable Debt Securities Portfolio.

The Fund is subject to external management risk because its Marketable Debt Securities Portfolio is actively managed by an External Advisor. The External Advisor applies investment techniques and risk analyses in making investment decisions for the Marketable Debt Securities Portfolio, but there can be no guarantee that these will produce the desired results.

A risk of loss also exists due to fraud on the part of the External Advisor, intentional or inadvertent deviations from the Marketable Debt Securities Portfolio’s investment guidelines or simply poor judgment. Although the Fund believes the External Advisor is operating with integrity and sound operational and organizational standards, the Fund may have no, or only limited, access to information regarding the activities of the External Advisor, and the Fund cannot guarantee the accuracy or completeness of such information. As a consequence, although the Fund monitors the activities of the External Advisor, it may be difficult, if not impossible, for the Fund to protect itself from the risk of fraud, misrepresentation or material strategy alteration. The Fund has no control over the day-to-day operations of the External Advisor. The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the Marketable Debt Securities Portfolio.

The Fund and its service providers, including the External Advisor, may be the subject of cyber-attacks that could have severe negative impacts on the Fund.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events.

Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the External Advisor, or other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has implemented business continuity plans in the event of, and risk management systems to prevent, cyber-attacks against its systems, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its stockholders could be negatively impacted as a result.

Misconduct or misrepresentations by the limited number of remaining employees of the Fund, the External Advisor or any of the Fund’s other service providers could cause significant losses to the Fund.

Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Fund’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Fund’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Fund will identify or prevent any such misconduct.

Limitations imposed by the 1940 Act may adversely affect the Fund’s operations.

The Fund is a registered closed-end management investment company and as such is subject to regulation under the 1940 Act. The 1940 Act regulates many aspects of the Fund’s operations and imposes limitations such as limiting the Fund’s ability to:

•	use leverage;

•	enter into transactions with affiliated persons;

•	make certain types of investments; and

•	use equity compensation plans to attract officers and employees to manage the Fund, and directors to oversee the Fund.

These and other limitations imposed by the 1940 Act may adversely affect the Fund’s operations and returns to investors.

The Fund is exposed to litigation and investigations.

The Fund is subject to pending litigation, and may become subject to further litigation, including potential actions by third parties against the Fund, as well as direct actions by the Fund’s security holders against the directors and/or officers of the Fund for alleged breaches of fiduciary duty or derivative actions brought by Fund stockholders in the name of the Fund. These claims and investigations may adversely affect how the Fund operates its business, divert the attention of management from the operation of the Fund, and result in additional costs and potential fines. These potential actions and potential liabilities could also have a significant adverse impact on the Fund’s net asset value and could delay any actions or transactions aimed at returning assets to stockholders or realizing value for stockholders through transactions involving portfolio assets.

Note 13    Subsequent Events

The Fund has adopted standards, which establish general standards of accounting for disclosure of events that occur after the consolidated statement of assets and liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued.

On January 5, 2023, the Board approved a liquidating distribution of $0.68 in cash per share or $353,267,728 in the aggregate, which was paid on January 13, 2023.

On January 20, 2023, the Chancery Court issued a final order in the Delaware proceeding, which determined the amount of security for the Larocque Action and authorized the Fund to make a distribution of certain excess assets. In connection with such order, on February 9, 2023, the Board approved a liquidating distribution of $0.96 in cash per share or $498,730,911 in the aggregate, which will be paid on February 17, 2023.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Altaba Inc.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Altaba Inc. and its subsidiary (the “Fund”) as of December 31, 2022 and the related consolidated statement of operations for the year ended December 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2022, (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 10, 2023

We have served as the Fund’s auditor since 1996.

Other Information

December 31, 2022 (unaudited)

Results of Stockholder Votes

Not Applicable.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by emailing altabair@altaba.com, and (ii) on the SEC’s website at http://www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available (i) without charge, upon request, by emailing altabair@altaba.com or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Form NPORT-P is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s NPORT-P filings for the most current fiscal first and third quarters are available without charge by visiting altaba.com/financial-information.

Available Information

Our website is located at https://www.altaba.com. We make available free of charge on our website under “SEC Filings” all of our SEC filings, and any amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the SEC. We refer our investors to our website homepage for available “New & Noteworthy” information about Altaba.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The Fund restricts access to non-public personal information about its stockholders to its employees and service providers with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders. A statement of the Fund’s privacy policy may be found on the Fund’s website at https://www.altaba.com/privacyterms.

Approval of the Investment Advisory Agreement

At a meeting held on December 8, 2022, the Board, including the independent directors of the Fund, unanimously approved the continuance of the investment advisory agreement between the Fund and the External Advisor (the “Advisory Agreement”).

In connection with the Board’s approval of the continuance of the Advisory Agreement, the Board reviewed the written materials provided by the External Advisor and by the Fund’s management including (i) the Directors’ responsibilities in evaluating and approving the Advisory Agreement and (ii) detailed information about the External Advisor’s services to the Fund, Fund performance, and the compensation received by the Advisor from the Fund.

During the Board’s deliberations on whether to approve the continuance of the Advisory Agreement, the Board considered: (a) the nature, quality and extent of the advisory services provided by the External Advisor; (b) the investment performance of the Fund’s portfolio in light of its objectives and policies; (c) the profits derived by the External Advisor under the Advisory Agreement; (d) the competitiveness of the fees charged by the External Advisor and (e) the Fund’s historical arm’s length bargaining with the External Advisor and other investment advisers with respect to the advisory fees paid by the Fund. Based on the information reviewed and the discussion thereof, the directors concluded that the investment advisory fee charged by the External Advisor is reasonable in relation to the services provided and that continuation of the Advisory Agreement is in the best interests of the Fund.

Board of Directors

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director During the Past Five Years
INDEPENDENT DIRECTORS:
Eric K. Brandt Year of Birth: 1962	Lead Independent Director	Lead Independent Director From January 2022; Director Since June 2017 and Chairman of the Board From 2017-2021	Executive Vice President and Chief Financial Officer of Broadcom Corporation from 2010 to 2016.	Yahoo! Inc. from 2016 to 2017; MC10, Inc. from 2016 to 2018; Lam Research Corporation since 2010; Dentsply Sirona Inc. since 2004; Macerich since 2018; NortonLifeLock since 2020.
Catherine J. Friedman Year of Birth: 1960	Director	Director Since June 2017	Executive Partner at GV since 2021; and Managing Director of Morgan Stanley from 1997 to 2006.	Yahoo! Inc. from 2016 to 2017; Radius Health, Inc. from 2015 to 2022; Seer, Inc. from 2020 to present; Revolution Healthcare Acquisition Corp. from 2021 to 2022; Lyell Immunopharma from 2018 to present; Grail Inc. until sold in 2021; Vividion Therapeutics, Inc. until sold in 2021; Innoviva, Inc. (formerly Theravance, Inc.) from 2014 to 2018; GSV Capital Corp. from 2013 to 2017; XenoPort, Inc. from 2007 to 2016; EnteroMedics Inc. from 2007 to 2016.
Richard L. Kauffman Year of Birth: 1955	Director	Director Since August 2017	Chairman of Energy & Finance for New York State from 2013 to 2019; and senior advisor to Secretary Steven Chu at the U.S. Department of Energy from 2011 to 2013.	Generate Capital Chairman of the Board since 2019; Emergent Forest Finance Accelerator; New York State Energy Research and Development Agency; Climate Real Impact Solutions I from 2020 until 2021; Climate Real Impact Solutions II since 2021; Levi Strauss & Co. from 2009 to 2011; Trustee of The Wallace Foundation.

INTERESTED DIRECTOR:
Thomas J. McInerney(3) Year of Birth: 1964	Chairman of the Board; Director	Chairman of the Board From January 2022 and Director Since June 2017	Executive Vice President and Chief Financial Officer of IAC/InterActiveCorp from 2005 to 2012.	Yahoo! Inc. from 2012 to 2017; HSN, Inc. from 2008 to 2017; Interval Leisure Group, Inc. from 2008 to 2018; Match Group, Inc. from 2015

Executive Officer

Name, Address(1) and Age	Title	Term of Office(2) and Length of Time Served	Principal Occupation During the Past Five Years
Alexi A. Wellman Year of Birth: 1970	Chief Executive, Financial and Accounting Officer; Director	Chief Executive Officer and Director From January 2022 and Chief Financial and Accounting Officer From June 2017	Vice President, Global Controller of Yahoo from October 2015 through the closing of the Sale Transaction; Vice President, Finance of Yahoo from 2013 to 2015; Chief Financial Officer of Nebraska Book Company, Inc. from 2011 to 2013; Partner at KPMG LLP from 2004 to 2011.

(1) The business address of each Director is P.O. Box 278, Commack, New York 11725.

(2) Time served as a Director of the Fund.

(3) Thomas J. McInerney is an “interested person” as defined by the 1940 Act, because he was an officer of the Fund until December 31, 2021.

Item 2. Code of Ethics.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Eric K. Brandt, Richard L. Kauffman and Catherine J. Friedman are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant (in thousands).

	Year Ended December 31, 2021	Year Ended December 31, 2022
Audit Fees	$350	$330
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	Year Ended December 31, 2021	Year Ended December 31, 2022
Registrant	$0	$0
Registrant’s Investment Advisor	$0	$0

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee, are as follows: Eric K. Brandt, Richard L. Kauffman and Catherine J. Friedman.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ALTABA INC.

PROCEDURES FOR PROXY VOTING AND REPORTS ON FORM N-PX

Proxy Voting Principles

Proxies have economic value and in general must be voted in the interest of the ultimate stockholders. The Fund will vote proxies relating to its portfolio securities in a manner in which the Fund believes is consistent with the best interest of stockholders, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. The Fund will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by the Fund. Although the Fund generally will vote against proposals that the Fund expects would have a negative impact on its portfolio securities, the Fund may vote for such a proposal if there exist compelling long-term reasons to do so.

The Fund’s proxy voting decisions will be made by the Board. The Board may delegate its authority to make proxy voting decisions to a committee of the Board. To ensure that the Fund’s vote is not the product of a conflict of interest, the Fund will require that: (1) anyone involved in the decision-making process disclose to the Board any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) Directors and employees involved in the decision-making process or vote administration are prohibited from revealing how the Fund currently intends to vote on a proposal in order to reduce any attempted influence from interested parties, except as expressly authorized by the Board.

Proxy Voting Reporting Procedures

The Investment Company Act of 1940 Act requires funds to file annually with the SEC on Form N-PX and make available to their shareholders their actual proxy voting record. Form N-PX is required to be filed with the SEC even if the Fund does not vote with respect to any of its securities during the applicable period. These procedures are to be followed by the Fund, to coordinate the preparation, review and filing of the Fund’s proxy voting record on Form N-PX, which must be filed with the SEC no later than August 31 of each year for the 12-month period ended June 30.

I.	Preparation

1.

The Fund includes a statement in its annual and semi-annual reports to shareholders and in its Registration Statement (if applicable) that information regarding the Fund’s proxy voting policies as well as information relating to how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request by calling collect at (646) 679-2000 and on the SEC’s website at http://www.sec.gov. The CFO is responsible for confirming that such information is included in the annual and semi-annual reports and in the Registration Statement.

2.

In preparing the Form N-PX, the CFO compiles or causes the Administrator to compile the proxy voting record information and assembles a draft filing. The CFO causes the draft to be submitted to a financial printer to format the report for submission to the SEC via the EDGAR system.

II.	Review

The printer sends a proof of the appropriately formatted Form N-PX EDGAR filing to the Fund’s CFO for review, and the CFO reviews the EDGAR draft for conformity with the Form N-PX submitted to the printer. The CFO also provides the draft to Legal Counsel for review.

III.	Filing

1.	Upon the approval of any necessary changes to the EDGAR filing following review, the CFO authorizes the filing with the SEC of the Form N-PX by the printer.

2.	Following notification of filing by the printer, the CFO accesses the EDGAR system to confirm that the filing is reflected on the system.

IV.	Distribution

If a shareholder requests information on the Fund’s proxy voting policies or the Fund’s proxy voting record, the CFO sends the information included in the most recently filed Registration Statement or Form N-PX, as applicable, within three business days of receipt of the request.

Adopted: June 16, 2017

Updated: November 12, 2021

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The business and affairs of the Fund are generally managed by the Fund’s executive officer and limited remaining employees under the direction of the Board of Directors of the Fund. The Fund has hired Morgan Stanley Smith Barney LLC (“Morgan Stanley”) as external investment advisor to manage the cash, cash equivalents, and marketable debt securities portion of the Fund’s assets (the “Marketable Debt Securities Portfolio”). The Board of Directors of the Fund oversees the management of the Marketable Debt Securities Portfolio by the External Advisor.

Officers of the Fund

Biographical information with respect to the executive officer of the Fund is set forth on page 30 of the Fund’s Consolidated Financial Statements for the year ended December 31, 2022 included in Item 1 of this Form N-CSR. The executive officer of the Fund do not manage any other registered investment companies.

The following table provides information regarding the estimated aggregate compensation that is contemplated to be paid under existing agreements or arrangements to the Fund’s Chief Executive Officer, assuming a full fiscal year of operations of the Fund as an investment company.

Name of Officer	Aggregate Estimated Compensation from the Fund(1)
Alexi A. Wellman, Chief Executive, Financial and Accounting Officer	$1,027,000

(1)

Amounts shown represent direct salaries and annual retention award to be paid by the Fund as well as certain other benefits, including any amounts deferred under the Fund’s 401(k) plan paid during the fiscal year ended December 31, 2022. The amounts shown in the Compensation Table also include the Fund’s 6% matching contributions made to the officer’s account under the Fund’s 401(k) up to the annual limit of $27,000 of aggregate contributions for Ms. Wellman. The Fund does not accrue pension benefits to officers as of the date hereof.

Base Salary and Target Bonus. The Chief Executive Officer listed in the table above has entered into an Amended and Restated Offer Letter. Pursuant to the terms of the Amended and Restated Offer Letter, Ms. Wellman will be eligible to receive (i) a cash incentive award of $375,000 in recognition of 2021 fiscal year performance in 2022, (ii) an annual cash retention award of $500,000 in 2023 and after, (iii) a fixed retention award in the amount of $3,000,000, payable upon the earlier to occur of the Fund’s conversion to a liquidating trust or termination of Ms. Wellman’s employment by mutual written agreement and (iv) participation in a Performance Retention Plan, which may result in payments of up to $3,000,000 upon the attainment of pre-established performance goals as approved by the Board. Upon the termination of Ms. Wellman’s employment by the Fund without Cause, resignation by Ms. Wellman for Good Reason, or by mutual agreement, Ms. Wellman will be entitled to receive the following severance benefits, subject to executing a customary release of claims: (i) payment of the $3,000,000 fixed retention award, (ii) that portion of the performance retention award to which she is entitled pursuant to, and calculated in accordance with, the terms of the Performance Retention Plan, and (iii) reimbursement of monthly health premiums for a period of twelve (12) months following separation. The foregoing summary of Ms. Wellman’s Amended and Restated Offer Letter is qualified in its entirety by the complete text of Ms. Wellman’s Amended and Restated Offer Letter. The letter has no specified term, and each officer’s employment with the Fund is on an at-will basis.

401(k) and Other Benefits. Ms. Wellman is also eligible to participate in the benefit programs generally available to employees of the Fund and to accrue paid time off days in accordance with the Fund’s post-closing vacation or paid time off policy and will also be eligible to participate in the Fund’s 401(k) plan and health and welfare benefit programs which will be made available to the Fund’s employees generally. The Fund’s 401(k) plan allows employees to contribute up to 100% of their compensation (within the limits prescribed by the Internal Revenue Code). The Fund matches such employee contributions at a rate of 6%, up to an annual limit of $27,000 for Ms. Wellman (subject to increase in the event that Ms. Wellman makes eligible catch-up contributions). Employee and Fund contributions vest immediately. Participants in the Fund’s 401(k) plan may receive distributions from their respective accounts upon the occurrence of certain events, including a termination of employment and reaching normal retirement age (59 1/2 years old), subject to the terms and conditions of the Fund’s 401(k) plan.

The following table shows the dollar range of equity securities of the Fund beneficially owned by Ms. Wellman based on the net asset value per share of common stock as of December 31, 2022.

Dollar Range of Equity Securities of the Fund
Alexi A. Wellman	Less than $75,000

Morgan Stanley

Morgan Stanley is a registered investment advisor, a registered broker-dealer, and a member of the New York Stock Exchange. Its principal place of business is located at 2000 Westchester Avenue, Purchase, New York 10577-2530. Morgan Stanley is one of the largest financial services firms in the United States with branch offices in all 50 states and the District of Columbia.

Portfolio Management

The Morgan Stanley (the “Firm”) portfolio management team assigned to manage the Marketable Securities Debt Portfolio does not manage any other registered investment companies on a discretionary basis but has extensive experience in managing other high-grade fixed income portfolios. On a discretionary basis, the team focuses entirely on managing high-grade fixed income portfolios. The portfolio manager’s compensation is a percentage of fees generated from client accounts. No significant personnel changes have occurred over the last three years to the portfolio management team.

Chad Evans, Managing Director

Chad Evans has over twenty-five years of experience managing investment portfolios for corporations, financial institutions, municipalities and other institutional investors. Prior to joining Morgan Stanley, Mr. Evans worked at JPMorgan Chase and more recently, Credit Suisse, where he developed and implemented an investment program focusing on Investment Banking and Research clients of the firm. He currently has senior responsibility to structure and implement taxable and tax-advantaged institutional fixed income investment portfolios. Mr. Evans’ focus at Morgan Stanley is to structure, implement and maintain customized high-grade short-duration fixed income investment portfolios. His “process-driven”, transparent approach to managing investment portfolios allow him to navigate market conditions and help reduce loss of principal in his discretionary investment portfolios. In his fiduciary role, Mr. Evans’ emphasis on a select client base, in addition to his experience, commitment and accessibility helps protect client assets and provides successful investment solutions. Mr. Evans has a Bachelor of Science degree with an emphasis in Finance from Illinois State University and holds Series 7, 63, 65 licenses.

Lisa Frei, Vice President

Lisa Frei has over eighteen years of experience in the financial services industry. Ms. Frei’s primary responsibilities are to assist in the development, implementation and reporting of institutional fixed income investment portfolios. Ms. Frei has an Associate of Arts degree from Orange Coast College and holds Series 7, 63, and 65 licenses.

Compensation

The Firm is committed to responsible and effective compensation programs that motivate appropriate employee behaviors, support the recruitment and retention of top talent, and are consistent with the Firm’s strategy, values, legal and regulatory requirements. Wealth Management employees receive incentives under various compensation programs based on their role. Compensation for Portfolio Managers is delivered through fixed compensation (base salary/draw), formulaic incentive compensation and deferred incentive awards.

Fixed compensation is a guaranteed monthly salary.

Formulaic incentive compensation and deferred incentive awards are based on Firm and/or individual performance metrics relevant to one’s role and calculated in accordance with the governing compensation plan. The deferred incentive awards are designed to align compensation with shareholder’s interests through deferred equity awards.

The Firm utilizes market data to help ensure Firm compensation programs are competitive, including with respect to overall pay levels and compensation program structure.

Number of Other Accounts Managed and Assets by Account Type

As of December 31, 2022

Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance- Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject toPerformance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Chad Evans	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00	Number: 50 Assets: $8.5B	Number: 0 Assets: $0.00
Lisa Frei	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of December 31, 2022.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Chad Evans	$0.00
Lisa Frei	$0.00

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund filed a certificate of dissolution with the Secretary of State of the State of Delaware on October 4, 2019 after which its shares of common stock were delisted from trading on trading on the Nasdaq Global Select Market. As a result, the Fund will no longer have stockholder meetings to elect its directors, which means that, effectively, stockholders may no longer recommend nominees to the Fund’s board of directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s Chief Executive Officer, Financial and Accounting Officer has reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to closed-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Altaba Inc.

By: (Signature and Title)	/s/ Alexi A. Wellman
Alexi A. Wellman Chief Executive, Financial and Accounting Officer, Altaba Inc.

Date:	February 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Alexi A. Wellman
Alexi A. Wellman Chief Executive, Financial and Accounting Officer, Altaba Inc.

Date:	February 10, 2023